UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Allegiance Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholder Meeting Notice    Allegiance Bancshares, Inc.’s Annual Meeting of Shareholders will be held on April 25, 2019 at The Houstonian Hotel,  111 North Post Oak Lane, Houston, Texas 77024, at 2:00 p.m. Central Time.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4:   1.  Election of Directors:  01 - John Beckworth (Class I)  02 - Matthew H. Hartzell (Class I)  03 - Umesh (Mike) Jain (Class I)  04 - Frances H. Jeter (Class I)  05 - Roland L. Williams (Class I)  06 - Robert E. McKee III (Class II)  07 - Louis A. Waters Jr. (Class III)  2.  To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan.  3.  To approve the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan.  4.  To ratify the appointment of Crowe LLP as the independent

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT DATED MARCH 13, 2020

AND

NOTICE OF CHANGE OF LOCATION

OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2020

This supplement (the “Supplement”) amends and supplements the Notice of Annual Meeting of Shareholders and Proxy Statement of Allegiance Bancshares, Inc., a Texas corporation (the “Company”), dated March 13, 2020 (the “Proxy Statement”), furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Company’s 2020 Annual Meeting of Shareholders to be held on Thursday, April 23, 2020, or any postponement or adjournment thereof.  This Supplement is being filed with the Securities and Exchange Commission (“SEC”) and is being made available to shareholders on or about April 8, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Change of Location of the Annual Meeting

Due to the public health impact of the coronavirus (COVID-19) pandemic and out of concern for the health and well-being of our employees and shareholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “annual meeting”) has been changed.  In light of public health concerns, the annual meeting will be held in a virtual meeting format only, via live webcast.  You will not be able to attend the annual meeting in person.  However, this change in location does not impact the ability of shareholders to vote in advance of the annual meeting by one of the methods described in the Proxy Statement. A list of shareholders of record will be available on the meeting website during the annual meeting for inspection by shareholders for any legally valid purpose.

The annual meeting will be held on Thursday, April 23, 2020 at 1:30 p.m., Central Time, as previously announced.

As described in the Proxy Statement, the holders of record of the outstanding shares of common stock on February 28, 2020, which is the date that the board of directors has fixed as the record date for the annual meeting (the "record date"), are entitled to vote at the annual meeting.

To access the annual meeting please go to www.meetingcenter.io/224798820. To log in to the annual meeting you have two options: Join as a “Guest” or Join as a “Shareholder”.  If you join as a “Shareholder,” you will be required to have a control number and password.  The password for the meeting is ABTX2020. Help and technical support for accessing and participating in the annual meeting will be available by following the instructions that will be posted on the above website.

Registered Holders:  If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the “shareholder of record” of those shares and you may use the control number found on your proxy card or notice, or email you previously received, to enter the annual meeting. You may vote during the annual meeting by following the instructions available on the meeting website during the meeting.

Beneficial Holders:  If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” If you are a beneficial owner and you wish to vote your shares at the annual meeting, you must pre-register with Computershare not later than April 20, 2020. To pre-register, you must (i) request from your bank or broker proof of your proxy power (legal proxy) and (ii) send to the email address below, together with your name and email address, either (a) the forwarded e-mail from your broker, or (b) an attached image of your legal proxy. Requests for registration must be labeled as “Legal Proxy” and should be sent to the following e-mail address: legalproxy@computershare.com. All pre-registration requests must be received by Computershare no later than 5:00 p.m., Central Time, on April 20, 2020. You will receive a confirmation e-mail from Computershare confirming your registration and providing a control number to enter the annual meeting as a shareholder.

If you do not have a control number, you may attend as a “Guest” (non-shareholder), but will not have the option to vote your shares or ask questions at the annual meeting.

Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. If you attend the meeting as a shareholder, you will have the right to revoke the proxy and vote your shares by one of the methods described in this Notice.

The proxy card or voting instruction form included with the Proxy Statement previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the annual meeting.

The Proxy Statement and 2019 Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2019 can be accessed on www.investorvote.com/ABTX or under the Investor Relations section of the Company’s website at www.allegiancebank.com.  The Company’s SEC filings are also available on the SEC’s website at http://www.sec.gov.

Update to Disclosure in the Proxy Statement

This Supplement also updates the disclosure in the Proxy Statement to reflect that, following the filing by the Company of the Proxy Statement with the SEC, it was determined that the proposal to amend the Company’s Amended and Restated Certificate of Formation, or Charter, to remove the plurality vote standard for the election of directors and provide that directors will be elected in the manner set forth in the Company’s bylaws (“Proposal 2”) is not a “routine” matter, and hence, is not eligible for discretionary voting by brokers, banks or other nominees (collectively referred to as a “broker”).

If your shares are held in “street name” through a broker, your broker may vote your shares on routine matters if you do not provide voting instructions before the annual meeting, in accordance with the NYSE rules that govern brokers.  Since Proposal 2 is not a routine matter, if you do not instruct your broker on how to vote your shares on Proposal 2, your broker will not have discretionary authority to vote your shares.

In addition, because Proposal 2 is not a routine matter, the Company anticipates broker non-votes in connection with that proposal. Accordingly, the fourth question and answer on page 3, the third question and answer on page 4 and the first question and answer appearing on page 5 of the Proxy Statement are hereby revised to read, respectively, as follows:

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm (Proposal 3). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to the board (Proposal 1) or the approval of the Charter Amendment (Proposal 2).

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

If you are a "street name" holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares in the election of directors (Proposal 1) or the approval of the Charter Amendment (Proposal 2), but will have discretion to vote on the ratification of the appointment of Crowe LLP (Proposal 3).

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in accordance with the board’s recommendations.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees.  A broker non-vote or an abstention with respect to the Charter Amendment will have the effect of a vote against such proposal.  Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with the proposal to ratify the appointment of Crowe LLP as the Company's independent registered accounting firm. Any abstentions will have the effect of a vote against the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged.

From and after the date of this Supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.